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[LOGO] THE PATIENT INVESTOR

ARIEL FUND
ARIEL APPRECIATION FUND
ARIEL PREMIER GROWTH FUND
ARIEL PREMIER BOND FUND


QUARTERLY REPORT  |  JUNE 30, 2002

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SHAREHOLDER NEWS

Morningstar, Inc., a leading authority on mutual funds, recently changed their star rating methodology. The new Morningstar Rating uses the same scale of one to five stars. The most significant change is that funds are now rated within their respective peer groups, according to their investment style and market capitalization. Previously, all domestic equity funds were rated in one catch-all category, meaning small cap value funds were rated against large cap growth funds. Now, there are nearly 50 newly defined categories to help investors better compare "apples to apples" when evaluating mutual funds.

WE ARE DELIGHTED TO SHARE ARIEL FUND AND ARIEL APPRECIATION FUND'S NEW MORNINGSTAR RATINGS.


              ARIEL FUND                      ARIEL APPRECIATION FUND
                 ****                                 *****


     Overall Morningstar Rating(TM)       Overall Morningstar Rating(TM)
             as of 6/30/02                         as of 6/30/02
           (out of 202 small                    (out of 162 mid-cap
             value funds)                           blend funds)


Ariel Fund was rated three stars among 202 domestic small value funds, five stars among 120 domestic small value funds and three stars among 30 domestic small value funds for the three-, five-, and ten-year periods ended 6/30/02, respectively. Ariel Appreciation Fund was rated four stars among 162 domestic mid-cap blend funds, five stars among 97 domestic mid-cap blend funds and five stars among 34 domestic mid-cap blend funds for the three-, five-, and ten-year periods ended 6/30/02, respectively. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. These ratings may change monthly. The top 10% of funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Ratings. Morningstar does not guarantee the accuracy of this information.

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Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121

800.292.7435
312.726.0140
www.arielmutualfunds.com


TABLE OF CONTENTS

FOR MORE INFORMATION ABOUT ARIEL MUTUAL FUNDS, INCLUDING MANAGEMENT FEES, EXPENSES AND POTENTIAL RISKS, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTING IN SMALL AND MID-CAP STOCKS IS MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS.



The Patient Investor                        2
Value Company in Focus                      6
Value Company Updates                       8
Ariel Value Funds                          10
Schedule of Value Investments              12
Value Statistical Summary                  16
Ariel Premier Growth Fund                  18
Growth Company Updates                     19
Schedule of Growth Investments             21
Growth Statistical Summary                 24
Ariel Premier Bond Fund                    26
Schedule of Bond Investments               29
Board of Trustees                          36

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SLOW AND STEADY WINS THE RACE.-AESOP
[THE PATIENT INVESTOR(R) LOGO]


DEAR FELLOW SHAREHOLDER: As the stock market suffered from a string of economic misfortunes and corporate missteps, the small company stocks of Ariel Fund fell -3.55% for the quarter ended June 30, 2002. While these results slightly trailed the style-similar Russell 2000 Value Index, which lost -2.12%, they fared decisively better than the small issues of the Russell 2000 Index, which dropped -8.35%. During this same three-month period, the medium-sized companies of Ariel Appreciation Fund declined -6.77%, outpacing the -9.55% return of the Russell Midcap Index, but trailing the -4.67% return of its value counterpart, the Russell Midcap Value Index. These small cap and mid-cap stock returns, although disappointing, actually compare quite favorably to the broad market as measured by the Standard & Poor's 500 Index, which plummeted -13.40% during the quarter. Worse still was the Nasdaq, whose -20.71% drop earned it the title of Worst Second Quarter Performance since the index was created in 1971. By the close of second quarter, all the major indices were trading at levels they first crossed in 1997 or 1998, in effect wiping out gains for the past five years.

While the second quarter of 2002 has certainly been eventful, most investors would probably rather burn newspaper clippings than paste them into scrapbooks. Lagging profits, sluggish capital spending, global uncertainty and job scarcity all contributed to the bearish environment. If Enron was the first, WorldCom (OTC: WCOME), Global Crossing (OTC: GBLXQ), Adelphia and ImClone (OTC: IMCL) provided a plethora of media fodder, from misdirection of company assets and accounting fraud to insider trading. (Although it remains to be seen if Martha Stewart's goose will get cooked.) Indeed, corporate scandal has reached new heights, investors are wary and suspicious, and stock prices are falling in turn--suffering guilt by association. In the case of both Ariel and Ariel Appreciation funds, our small and mid-cap value focus helped insulate our portfolios from steeper losses. However, both Funds were challenged by the weak economy and heightened investor skittishness.

THE TELL TALE LETTER

While we believe stocks will eventually recover, we are deeply


                                       2
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troubled by the fallout of investor trust. In the face of today's market debacles and rampant corporate duplicity, we are now being asked, "How can investors avoid falling prey to corporate deceit? Where are the warning signs?" Unlike Wall Street analysts and big institutions, individual investors often do not have the luxury of on-site visits to company headquarters, behind the scenes plant tours or face-to-face interviews with company CEOs. However, investors do have access to a host of information that we believe is plenty revealing, including conference calls, annual meetings and most importantly, written communication through annual and quarterly reports.

More specifically, the heart and soul of an institution--its true character--is often revealed in its corporate communications. Annual and quarterly reports present a clear opportunity for CEOs to thoughtfully reflect on their companies and effectively communicate with their shareholders. What company leaders actually do with this opportunity is infinitely telling about their personality, their priorities and ultimately, their business. Is the letter cursory and haphazard, or thoughtful and deliberate? Hall of Fame Princeton basketball coach Pete Carril was known to say, "A player's true personality shows up on the court." Likewise, in business, a corporate leader's true personality--their substance (or lack thereof)--shows up in their writing.

In a shareholder letter, certain ingredients and characteristics differentiate quality management teams from the truly mediocre ones. Specifically, as we methodically read through tomes of annual and quarterly letters, we first look for a clear declaration of a company's overall vision. Spice company McCormick, Inc. (NYSE: MKC) brings firm-wide focus on core competencies to a new level, demonstrating management's aim to eat, sleep and breathe spices as each of its annual reports actually smells like a different spice. Likewise, H&R Block's (NYSE: HRB) 2001 annual begins, "For nearly 50 years, H&R Block has been developing one-to-one relationships with our millions of tax clients... Our strategy is to extend our tax relationships to serve as our clients' TAX AND FINANCIAL PARTNER." We are immediately struck that the first sentence of the Block letter underscores the company's customer focus and business strategy, and the remainder of the letter lays out the company's new business plan in plain and simple terms.

The theme of Clorox's (NYSE: CLX) mission statement is "Great people building great brands around the world." The 2001 Chairman's letter opens with this clear and concise core message and then further breaks it down phrase by phrase to explain the immense value of the Clorox team, how their leading brands are the lifeblood of the business, and why the company's global reach is a key driver of profits. The letter goes on to systematically list company priorities, including goals for the next year as well as a comprehensive, detail-oriented chart presenting last year's goals and their actual end results. This forthright communication and plain presentation of the facts helps build shareholder trust.


                                       3
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Warren Buffett is widely acclaimed as the master corporate communicator. His annual meetings for Berkshire Hathaway (NYSE: BRK) attract a cult-like attendance and he is lauded for his candor in his thorough yet straightforward annual letters to shareholders. Perhaps most remarkable about Buffett's annual letters is his willingness to admit mistakes. The first page of his 2001 letter reads, "Though our corporate performance last year was satisfactory, MY performance was anything but. I manage most of Berkshire's equity portfolio, and my results were poor, just as they have been for several years...I'll tell you more about my mistake later and what we are doing to correct it." This genuine humility is unusual, and Buffett's rare attitude of accountability is especially heartening given today's backdrop of mounting corporate deception.

The July 22, 2002 issue of FORTUNE features an article entitled, "The Jamie Dimon Show," chronicling the charismatic Bank One (NYSE: ONE) CEO's controversial and wildly successful leadership style. The article notes that Dimon wrote such a stand-out letter for Bank One's* 2000 annual report that Warren Buffett himself wrote him an admiring letter calling it "just about the best I've ever witnessed." Dimon merited this distinction with an honest missive that was quick to acknowledge company shortcomings, stating, "Despite this recession, we should have done better." Additionally, Dimon demonstrated his ability to make tough decisions and maintain a long-term focus, writing, "We understand that fixing our infrastructure sometimes inhibits short-term growth, but you can't build something great and lasting on a weak foundation." As he strives to rebuild Bank One from the bottom up with this no-nonsense approach, it comes as no surprise former SEC Chairman Arthur Levitt has dubbed Dimon "the un-Enron."

Conversely, reading inadequate shareholder communications can show investors what to avoid. Enron's 1998 annual report included a simple two-page document in which the company described itself as a "global energy franchise." But by 2000, the annual letter was rife with warning signs, from the statement that "Enron hardly resembles the company we were in the early days" to blatant hype and a self-congratulatory tone about the company's performance, earnings and outlook, declaring, "At a minimum, we see our market opportunities company-wide tripling over the next five years." Beyond the actual letter, the annual report itself was teeming with long footnotes and muddled legalese--two more red flags for investors, as simple, understandable financial reporting is the cornerstone of an excellent report.

No matter how straightforward a company's communications may be, it goes without saying that the onus is on shareholders to read the fine print. Pets.com is just one of the short-lived dot coms to have quickly dissolved. The online pet product retailer commenced operations in February of 1999 and its board of directors unanimously voted to liquidate the company just 20 months later. However, shareholders had ample warning. The March 31, 2000 quarterly report announced (in capital letters, no less,) "WE HAVE A HISTORY OF LOSSES AND WE EXPECT SIGNIFI-


                                       4
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CANT INCREASES IN OUR COSTS AND EXPENSES TO RESULT IN CONTINUING LOSSES FOR AT
LEAST THE NEXT THREE YEARS." Ironically, this dismal proclamation was coupled with a grandiose and disorganized strategy that ranged from private label creation and international expansion to capitalizing on online partnerships. In the end, the business of Pets.com was much like its sock puppet brand icon: empty.

At Ariel, we believe companies that exemplify the qualities of outstanding communicators will ultimately be the most successful, and our job is to seek them out and invest in them. Additionally, we are constantly striving to be counted among them. To that point, we are delighted to have been recognized by Chicago-based mutual fund tracker Morningstar, Inc. as one of 18 fund families who produce "great shareholder letters." We will continue to work very hard to maintain this distinction.

PORTFOLIO COMING AND GOINGS

Ariel Fund made no sales in the second quarter with the exception of a slight reduction in bar code printer Zebra Technologies (NYSE: ZBRA) as it approached our estimation of its private market value. On the buy side, new bargains were few and far between as stocks remained richly valued despite the market's recent slips. As such, this was the first quarter in over two years that Ariel Fund did not purchase a new holding. However, Ariel Fund continued to acquire shares of three existing holdings: auctioneer Sotheby's Holdings (NYSE: BID); insurance provider Markel Corp. (NYSE: MKL); as well as jelly-maker, the J.M. Smucker Company (NYSE: SJM), all of which are wonderful franchises selling at attractive valuations.

Ariel Appreciation Fund added just one new issue in the quarter, pharmaceutical information provider, IMS Health, Inc. (NYSE: RX). Additionally, the Fund added to its positions in the credit reporting agency, Equifax, Inc. (NYSE: EFX) as well as advertising holding company Interpublic Group (NYSE: IPG) and laboratory product manufacturer, Apogent Technologies (NYSE: AOT), all on price weakness. On the sell side, Ariel Appreciation Fund finished eliminating its position in dental product and equipment producer, Sybron Dental Specialties (NYSE: SYD) to pursue other opportunities in the mid-cap range. Additionally, the Fund reduced its holdings in spice maker, McCormick & Co. and adhesive and label maker, Avery Denison Corp. (NYSE: AVY) as their stocks begin to approach our estimations of full value.

As always, we are pleased to have the opportunity to serve you and welcome your questions and comments.

Sincerely,


/s/ John W. Rogers, Jr.        /s/ Eric T. McKissack, CFA

John W. Rogers, Jr.            Eric T. McKissack, CFA
Portfolio Manager              Portfolio Manager
Ariel Fund                     Ariel Appreciation Fund

* John W. Rogers, Jr. serves on the Board of Directors of Bank One.


                                       5
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VALUE COMPANY IN FOCUS

[LOGO] IMS HEALTH
1499 POST ROAD
FAIRFIELD, CT 06824
(203) 319-4700
www.imshealth.com

IMS HEALTH (NYSE: RX) is a leading global provider of information solutions for the pharmaceutical and healthcare industries, including sales management reports and market research services. IMS has customers and operations in over 100 countries around the world, and its client list includes virtually the entire pharmaceutical industry. Customers buy comprehensive data sets that track prescription flow around the world for use in strategic planning, performance analysis, product planning, marketing analysis, and sales force compensation. More recently, new management has emphasized growing the side of the business that bundles value-added consulting with traditional data sales.


REASONS FOR RECOMMENDATION

SOLID STRATEGIC POSITIONING AND FRANCHISE

IMS Health has nearly fifty years of experience in serving the pharmaceutical industry and enjoys an outstanding leadership position resulting from unparalleled expertise and a diverse array of product offerings. In addition to its commanding market share, the company has virtually no competition. While IMS does have some regional competitors, no alternative product can match IMS on comprehensive global coverage and data quality. This extraordinary competitive advantage will only grow as pharmaceuticals become an increasingly global business. Furthermore, roughly 65% of the company's revenue is recurring with high switching costs.

SUBSTANTIAL GROWTH OPPORTUNITIES

Despite the recent slowdown, the pharmaceutical industry is an attractive growth business over the long run. IMS estimates the global pharmaceutical industry will grow at a 10% rate annually through 2005 and at even higher rates within the United States. Building on these attractive core


                                       6
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growth rates are the company's strategic plans to offer new data forms and new customized products, as well as consulting services.

NEW MANAGEMENT AND VISION

IMS Health was spun off from Dun & Bradstreet in 1996 where it had generally been considered an under-managed asset. In late 2000, Dave Thomas took over as Chairman and CEO after a 28-year run at IBM. Thomas is in the process of instilling a responsive, product driven, client focused culture that was lacking under previous leadership. The attitude at IMS Health has shifted from simply harvesting the core franchise to expanding the business and building on its impressive client base.

ATTRACTIVE VALUATION

IMS Health has the markings of a classic Ariel value play: dominant position in its industry, solid internal growth and acquisition opportunities, attractive assets, a clean balance sheet with appealing cash economics, high returns on capital and margins, and an encouraging new business win profile. And yet, the stock sells at a depressed price relative to the intrinsic value of the business. The pharmaceutical industry is suffering from a weak fundamental environment. Several major drugs are scheduled to come off patent. In the absence of a robust new drug pipeline to compensate for this looming revenue shortfall, the near-term outlook is not heartening. These macro concerns contributed to what we feel is a temporary falloff in the sales and marketing spending at the major drug companies. IMS Health's stock price has suffered in accordance with the decline of the drug industry and is now trading at a 40% discount to our estimation of its private market value. We are enthusiastically buying shares.



                                       7
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VALUE COMPANY UPDATES

[LOGO] MBIA
113 KING STREET
ARMONK, NY 10504
(914) 273-4545
www.mbia.com


MBIA, INC. (NYSE: MBI) MBIA's core business is insuring the timely payment of principal and interest on municipal bonds and asset-backed securities. In the late 1990's, everything was going well for bond investors and risk reduction strategies like MBIA's were disregarded. However, the current environment is increasingly risk-averse, and investors have a newfound appetite for an extra layer of protection, resulting in higher demand and improved pricing for MBIA's policies. On the expense side, MBIA has always written policies to a "no loss" standard, meaning that even under depression-type scenarios, the company does not expect bonds to actually default. This thesis is well-evidenced by MBIA's underwriting record over the past 25 years, with losses totaling less than 0.02% of insured amounts--or less than two cents for every $100 of face value. We expect losses to remain minimal as recession scenarios have been built in to MBIA's expectations.

In an era of high anxiety, frequent negative earnings surprises and mounting investor losses, MBIA represents a breath of fresh air as its accounting is conservative, its earnings are predictable, and its valuation is very compelling at just 12 times forward earnings per share. Finally, trends of increasing revenues and negligible losses bode well for future profitability, and we are maintaining our position.

MATTHEWS INTERNATIONAL CORPORATION (OTC: MATW) At year-end 2001, Matthews International Corporation completed the acquisition of York Caskets, the second largest manufacturer of caskets in the United States. Building on Matthews' diverse product line of marking products, bronze memorials, mausoleums and cremation materials, we believe the York acquisition offers valuable synergies and further establishes the company's position as a dominant player in the death care industry.

Matthews focuses on its core competencies in the death care industry, enabling it to deliver earnings growth of 12-15% yearly. Additionally, the company has made great efforts to improve manufacturing efficiencies by carefully reviewing and tightening the cost structure. As a result of these combined efforts, the company will post record sales of close to $400 million for the 2002 fiscal year.

Given the current market environment, it is worth noting Matthews is a great company run by an excellent management team that is honest, focused and committed to building shareholder value. Matthews' strong brand, quality products and services and dedicated executives have enabled the stock to perform well in the toughest of economic cycles, and the company has also delivered consistent earnings growth. We are holding our shares.

[LOGO] MATTHEWS INTERNATIONAL CORPORATION
TWO NORTHSHORE CENTER
PITTSBURG, PA 15212
(412) 442-8200
www.matw.com


                                       8
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[LOGO] PITNEY B0WES
1 ELMCROFT ROAD
STAMFORD, CT 06926
(203) 356-5000
www.pb.com

PITNEY BOWES (NYSE: PBI) Pitney Bowes has a strong franchise and dominant global market position as the leading manufacturer of postage meters and related mailing equipment. The company also offers management services for mailroom facilities, providing an entree for Pitney to sell its products and higher-margin mail preparation services to corporations.

In the past 18 months, Pitney Bowes has made strategic acquisitions to solidify its competitive position and increase its recurring revenue stream. Additionally, in December 2001, the company spun off its low-performing Office Systems unit. This distributor of copiers and fax machines had faced heavy price discounting in copiers and declining fax usage with the pervasive use of email, and we believe the break was a smart move. Finally, in its largest product roll-out in over a decade, Pitney Bowes recently released a family of digital meters which track mail from sender to addressee and provide online access to the U.S. Postal Service. The benefits of all these strategic moves are now being realized in steady cash flow and earnings.

Pitney Bowes has performed well in a difficult economic environment thanks to efficient cost cutting efforts, and it is well-positioned to benefit from an economic recovery. At $39 per share, the stock sells at a compelling value to our $54 private market value estimate and we are holding shares.

THE J.M. SMUCKER COMPANY (NYSE: SJM) On June 1, 2002, Smucker completed its merger with Procter & Gamble's brand franchises including Jif peanut butter and Crisco shortening. As we highlighted in our December 2001 report, we are excited about both the near and long-term opportunities from the marriage of Smucker jams and jellies with Jif peanut butter. Unfortunately, Crisco is off to a somewhat slower than expected start, but Smucker is planning several promotions this fall to spark interest in the brand with the onset of the holiday baking season. To this end, Smucker's enhanced marketing budget and targeted programs should bolster the performance of all the company's strong brands.

Smucker reported a strong fiscal year ended April. Successful new product introductions and tight cost controls drove a 6% increase in revenues, which led to a 19% gain in earnings per share. The company will continue to roll out new products this year, including fruit spreads in squeezable jars and ice cream toppings co-branded with Mars, Inc.'s Twix and Milky Way brands. We expect an earnings increase of more than 35% in fiscal year 2003.

At current levels, Smucker is trading at just over eight times forward 12-month operating cash flow and less than 18 times forward 12-month earnings per share. Headquartered in Orrville, Ohio for over 100 years and family run for four generations, we continue to have strong confidence in Smucker and are purchasing shares.

[LOGO] SMUCKER'S
1 STRAWBERRY LANE
ORRVILLE, OH 44667
(330) 682-3000
www.smuckers.com


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ARIEL VALUE FUNDS


ARIEL FUND

       Inception
November 6, 1986

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

                              2ND QUARTER     YTD     1 YEAR       3 YEAR    5 YEAR    10 YEAR    LIFE OF FUND
-----------------------------------------------------------------------------------------------------------------
ARIEL FUND                       -3.55%     +3.82%    +10.03%     +12.26%   +13.59%    +13.93%      +14.34%

RUSSELL 2000 INDEX               -8.35%     -4.70%     -8.60%      +1.67%    +4.44%    +10.96%       +9.79%

RUSSELL 2000 VALUE INDEX         -2.12%     +7.26%     +8.49%     +12.03%    +9.71%    +14.81%      +12.66%

[CHART]

                                           ARIEL FUND              RUSSELL 2000
                                            PORTFOLIO               PORTFOLIO
                                           COMPOSITION             COMPOSITION
Consumer Discretionary and Services           36.19                    18.4
Materials and Processing                      15.81                     9.5
Financial Services                            12.06                    21.6
Producer Durables                             10.94                     8.9
Consumer Staples                               9.71                     2.8
Cash & Other                                   6.09                     0.6
Health Care                                    6.15                    12.2
Technology                                     3.05                    13.4
Utilities                                         0                     4.8
Other Energy                                      0                     3.9
Autos and Transportation                          0                     3.9
Integrated Oils                                   0                       0

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL FUND AND COMPARABLE INDICES*

[CHART]

                  ARIEL          S&P 500        RUSSELL 2000
                  FUND           INDEX             INDEX
Dec. 1986       10,203.34        9,744.80         9,711.20
Dec. 1987       11,366.66       10,256.42         8,859.60
Dec. 1988       15,904.93       11,959.90        11,065.10
Dec. 1989       19,899.53       15,749.46        12,863.20
Dec. 1990       16,699.19       15,260.40        10,353.87
Dec. 1991       22,163.48       19,910.23        15,122.01
Dec. 1992       24,763.24       21,427.29        17,906.22
Dec. 1993       26,923.69       23,587.04        21,291.72
Dec. 1994       25,786.49       23,898.38        20,903.88
Dec. 1995       30,561.55       32,878.89        26,848.98
Dec. 1996       37,747.22       40,427.86        31,279.32
Dec. 1997       51,502.23       53,915.92        38,274.25
Dec. 1998       56,594.60       69,323.24        37,299.50
Dec. 1999       53,334.92       83,912.06        45,228.35
Dec. 2000       68,676.68       76,271.56        43,862.04
Dec. 2001       78,437.88       67,207.02        44,952.42
Mar.2002        84,426.78       67,392.38        46,743.32
June 2002       81,432.33       58,363.10        42,839.12

* Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell 2000 Index measures the performance of smaller companies. The Russell 2000 Value Index measures the performance of smaller, value-oriented companies with lower price-to-earnings ratios.
All indices are unmanaged, and an investor cannot invest directly in an index.

ARIEL FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $2 BILLION WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL CAP) STOCKS.


[SIDENOTE]
TEN LARGEST HOLDINGS
as of June 30, 2002

1  SERVICEMASTER CO.
   Diversified provider of consumer and commercial services

2  ROUSE CO.
   Retail mall developer

3  AMERICAN GREETINGS CORP.
   World's second largest producer of greeting cards

4  ENERGIZER HOLDINGS, INC.
   Consumer battery manufacturer

5  MARKEL CORP.
   Specialty insurance provider

6  GREY GLOBAL GROUP, INC.
   Advertising and marketing services firm

7  LEE ENTERPRISES, INC.
   Newspaper publisher

8  HORACE MANN EDUCATORS CORP.
   Insurance holding company

9  INVACARE CORP.
   Leading producer of medical equipment

10 JONES LANG LASALLE, INC.
   Real estate services company

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ARIEL APPRECIATION FUND

       Inception
December 1, 1989

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

                              2ND QUARTER    YTD       1 YEAR     3 YEAR    5 YEAR     10 YEAR    LIFE OF FUND
---------------------------------------------------------------------------------------------------------------
ARIEL APPRECIATION FUND          -6.77%     +1.22%     +6.30%     +7.77%    +14.20%    +14.50%      +13.70%

RUSSELL MIDCAP INDEX             -9.55%     -5.71%     -9.23%     +1.06%     +7.51%    +12.77%      +12.28%

RUSSELL MIDCAP VALUE INDEX       -4.67%     +2.86%     +1.92%     +5.17%     +9.09%    +13.90%      +12.95%

[CHART]

                                                  ARIEL
                                               APPRECIATION
                                                   FUND         RUSSELL MIDCAP
                                                PORTFOLIO         PORTFOLIO
                                               COMPOSITION       COMPOSITION
Consumer Discretionary and Services                33.4              19.1
Financial Services                                29.18                23
Materials and Processing                           8.73               7.5
Consumer Staples                                   7.81               3.1
Cash & Other                                       6.83                 2
Producer Durables                                  5.03               5.9
Utilities                                           3.3               8.5
Technology                                         3.04              10.5
Health Care                                        2.68              11.3
Other Energy                                          0               4.1
Autos and Transportation                              0               3.6
Integrated Oils                                       0               1.4

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL APPRECIATION FUND AND COMPARABLE INDICES*

[CHART]

                      ARIEL
                   APPRECIATION           S&P 500       RUSSELL MIDCAP
                      FUND                INDEX             INDEX
Dec. 1989            10,054.12           10,240.10        10,175.57
Dec. 1990             9,902.21            9,922.12         9,005.60
Dec. 1991            13,184.49           12,945.38        12,744.00
Dec. 1992            14,930.13           13,931.75        14,826.42
Dec. 1993            16,114.99           15,335.99        16,946.78
Dec. 1994            14,762.59           15,538.42        16,592.16
Dec. 1995            18,329.95           21,377.43        22,308.66
Dec. 1996            22,677.45           26,285.68        26,546.92
Dec. 1997            31,282.57           35,055.45        34,247.37
Dec. 1998            37,397.79           45,073.09        37,705.41
Dec. 1999            35,980.84           54,558.55        44,579.48
Dec. 2000            42,753.79           49,590.80        48,256.86
Dec. 2001            49,693.34           43,697.15        45,543.46
Mar.2002             53,948.55           43,817.67        47,476.92
June 2002            50,297.39           37,946.95        42,943.93

* Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell Midcap Index measures the performance of small and mid-sized companies. The Russell Midcap Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investor cannot invest directly in an index.

ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD - USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS FROM $1 BILLION TO $10 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID-CAP) STOCKS.


[SIDENOTE]
TEN LARGEST HOLDINGS
as of June 30, 2002

1  MBIA, INC.
   Leading insurer of municipal bonds

2  ROUSE CO.
   Retail mall developer

3  CENDANT CORP.
   Global provider of consumer and business services

4  BLACK & DECKER CORP.
   World's leading producer of power tools and accessories

5  MBNA CORP.
   Prominent issuer of bank credit cards

6  THE INTERPUBLIC GROUP OF COMPANIES, INC.
   World's #1 advertising conglomerate

7  SUNGARD DATA SYSTEMS, INC.
   Computer services and software company

8  EQUIFAX, INC.
   Consumer credit and check processing services company

9  CENTURYTEL, INC.
   Diversified telecommunications company

10 XL CAPITAL LTD.
   Worldwide insurance company

ARIEL FUND

SCHEDULE OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

   NUMBER   COMMON STOCKS-93.91%                   COST       MARKET VALUE
 OF SHARES
            CONSUMER DISCRETIONARY--36.19%
 2,848,000  American Greetings Corp.*           $41,341,076    $47,447,680
 1,006,233  Bob Evans Farms, Inc.                18,747,336     31,676,215
    58,860  Grey Global Group, Inc.              33,575,273     40,613,989
 2,017,025  Hasbro, Inc.                         27,458,276     27,350,859
    81,925  International Game Technology*        1,188,199      4,645,147
 1,283,200  Journal Register Co.*                25,288,376     25,792,320
 1,145,600  Lee Enterprises, Inc.                37,040,268     40,096,000
   595,900  Libbey, Inc.                         20,541,962     20,320,190
   735,500  Matthews International Corp.         15,396,661     17,173,925
   973,300  Neiman Marcus Group, Inc.,
            Class A*                             30,936,920     33,773,510
   620,675  Oneida Ltd.                           9,453,544     11,885,926
   767,100  Radio One, Inc., Class D*            11,385,919     11,406,777
 3,847,400  ServiceMaster Co.                    48,402,774     52,786,328
 1,056,400  Valassis Communications, Inc.*       36,772,434     38,558,600
 1,010,500  WMS Industries, Inc.*                17,251,032     12,378,625
                                                 ----------     ----------
                                                374,780,050    415,906,091
                                                -----------    -----------

            CONSUMER STAPLES--9.71%
 1,465,400  Dial Corp.                          $23,387,127    $29,337,308
   929,500  Longs Drug Stores Corp.              21,964,433     26,295,555
 1,291,400  McCormick & Co., Inc.                23,199,354     33,253,550
   666,753  Smucker (J.M.) Co.                   21,657,873     22,756,280
                                                 ----------     ----------
                                                 90,208,787    111,642,693
                                                 ----------    -----------

            FINANCIAL SERVICES--12.06%
 1,210,350  HCC Insurance Holdings, Inc.         26,506,332     31,892,722
 2,137,375  Horace Mann Educators Corp.          45,308,739     39,904,791
   216,725  Markel Corp.*                        42,265,019     42,694,825
 1,693,900  Sotheby's Holdings, Inc.*            25,307,996     24,138,075
                                                 ----------     ----------
                                                139,388,086    138,630,413
                                                -----------    -----------

            HEALTH CARE--6.15%
   480,525  Bausch & Lomb, Inc.                  17,544,274     16,265,771
 1,073,050  Invacare Corp.                       36,531,480     39,702,850
   794,350  Sybron Dental Specialties, Inc.*     15,095,356     14,695,475
                                                 ----------     ----------
                                                 69,171,110     70,664,096
                                                 ----------     ----------

            MATERIALS AND PROCESSING--15.81%
   928,800  Brady Corp.                          28,996,394     32,508,000
 1,664,575  Energizer Holdings, Inc.*            35,179,951     45,642,647
 1,994,000  Interface, Inc.                      13,095,244     16,031,760
 1,594,200  Jones Lang LaSalle, Inc.*            29,723,590     39,376,740
 1,458,600  Rouse Co.                            38,800,622     48,133,800
                                                 ----------     ----------
                                                145,795,801    181,692,947
                                                -----------    -----------

    NUMBER   COMMON STOCKS-93.91% (cont)            COST       MARKET VALUE
  OF SHARES
             PRODUCER DURABLES--10.94%
    635,670  General Binding Corp.*               $9,866,784    $10,634,759
  1,238,612  Graco, Inc.                          25,089,538     31,138,706
  1,044,000  IDEX Corp.                           33,828,103     34,974,000
  1,446,900  Miller (Herman), Inc.                31,959,957     29,372,070
  1,462,200  Steelcase, Inc.                      22,537,207     19,564,236
                                                  ----------     ----------
                                                 123,281,589    125,683,771
                                                 -----------    -----------
             TECHNOLOGY--3.05%
    702,600  Anixter International, Inc.*         19,184,327     16,511,100
    646,900  Littelfuse, Inc.*                    16,371,551     14,962,797
     74,000  Zebra Technologies Corp.*             2,965,047      3,568,280
                                                   ---------      ---------
                                                  38,520,925     35,042,177
                                                  ----------     ----------
             Total Common Stocks                 981,146,348  1,079,262,188
                                                 -----------  -------------


 PRINCIPAL   REPURCHASE                            COST       MARKET VALUE
   AMOUNT    AGREEMENT-6.80%
$28,148,040  State Street Bank & Trust
             Company Repurchase
             Agreement, 0.65%, dated
             6/28/2002, repurchase price
             $28,149,564 maturing 7/1/2002
             (collateralized by U.S. Treasury
             Note, 4.625%, 2/28/2003)            $28,148,040    $28,148,040

 50,000,000  State Street Bank & Trust
             Company Repurchase
             Agreement, 0.65%, dated
             6/28/2002, repurchase price
             $50,002,708 maturing 7/1/2002
             (collateralized by U.S. Treasury
             Note, 5.25%, 8/15/2003)              50,000,000     50,000,000
                                                  ----------     ----------

             Total Repurchase Agreement           78,148,040     78,148,040
                                                  ----------     ----------
             Total Investments-100.71%        $1,059,294,388  1,157,410,228
                                              ==============
             Liabilities less Other Assets-(0.71)%               (8,144,975)
                                                                  ---------
             NET ASSETS-100.00%                              $1,149,265,253
                                                             ==============

*Non-income producing.

ARIEL APPRECIATION FUND

SCHEDULE OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

    NUMBER   COMMON STOCKS-95.43%                   COST       MARKET VALUE
  OF SHARES
             CONSUMER DISCRETIONARY--33.40%
  1,034,900  Black & Decker Corp.                $42,079,326    $49,882,180
  1,065,250  Carnival Corp.                       26,695,502     29,496,773
  3,477,095  Cendant Corp.*                       55,461,744     55,216,269
  1,032,075  Harte-Hanks, Inc.                    12,283,465     21,209,141
  2,001,050  Hasbro, Inc.                         25,464,484     27,134,238
    237,125  International Game Technology*        8,886,607     13,444,987
  1,935,200  Interpublic Group of
             Companies, Inc.                      54,401,685     47,915,552
    918,600  Jones Apparel Group, Inc.*           29,227,148     34,447,500
    630,000  Lee Enterprises, Inc.                18,654,794     22,050,000
    634,445  Leggett & Platt, Inc.                 8,354,334     14,846,013
    533,700  McClatchy Co.                        22,802,448     34,290,225
    655,200  Neiman Marcus Group, Inc.,
             Class A*                             21,279,601     22,735,440
  2,508,995  ServiceMaster Co.                    32,178,692     34,423,411
  1,775,000  Toys "R" Us, Inc.*                   37,807,237     31,009,250
    949,600  Tribune Co.                          37,791,034     41,307,600
                                                  ----------     ----------
                                                 433,368,101    479,408,579
                                                 -----------    -----------

             CONSUMER STAPLES--7.81%
    806,572  Clorox Co.                          $30,573,986    $33,351,752
  1,213,100  Kroger Co.*                          27,243,226     24,140,690
  1,344,440  McCormick & Co., Inc.                22,756,861     34,619,330
    681,700  Safeway, Inc.*                       30,172,982     19,898,823
                                                  ----------     ----------
                                                 110,747,055    112,010,595
                                                 -----------    -----------

             FINANCIAL SERVICES--29.18%
    688,850  Certegy, Inc.*                       21,870,489     25,563,224
  1,050,122  Dun & Bradstreet Corp.*              30,807,100     34,706,532
  1,769,400  Equifax, Inc.                        42,791,223     47,773,800
    844,900  Franklin Resources, Inc.             33,041,267     36,026,536
    829,900  H&R Block, Inc.                      25,710,895     38,299,885
  1,107,850  MBIA, Inc.                           50,701,021     62,626,760
  1,477,825  MBNA Corp.                           46,319,238     48,871,673
  1,806,265  SunGard Data Systems, Inc.*          47,380,647     47,829,897
    980,950  T. Rowe Price Group, Inc.            35,633,953     32,253,636
    530,300  XL Capital Ltd.                      41,629,025     44,916,410
                                                  ----------     ----------
                                                 375,884,858    418,868,353
                                                 -----------    -----------

             HEALTH CARE--2.68%
    989,100  Bausch & Lomb, Inc.                  37,566,127     33,481,035
    280,400  IMS Health, Inc.                      5,044,284      5,033,180
                                                   ---------      ---------
                                                  42,610,411     38,514,215
                                                  ----------     ----------

             MATERIALS AND PROCESSING--8.73%
    471,510  Avery Dennison Corp.                 26,092,223     29,587,253
  1,396,325  Energizer Holdings, Inc.*            30,901,930     38,287,232
  1,739,500  Rouse Co.                            45,593,533     57,403,500
                                                  ----------     ----------
                                                 102,587,686    125,277,985
                                                 -----------    -----------

    NUMBER   COMMON STOCKS--95.43%              COST        MARKET VALUE
  OF SHARES
             OTHER--2.26%
    579,750  Fortune Brands, Inc.             $21,533,505     $32,466,000
                                            -------------   -------------

             PRODUCER DURABLES--5.03%
  1,522,500  Miller (Herman), Inc.             34,938,679      30,906,750
  1,037,500  Pitney Bowes, Inc.                41,854,613      41,209,500
                                            -------------   -------------
                                               76,793,292      72,116,250

             TECHNOLOGY--3.04%
  2,120,800  Apogent Technologies, Inc.*       44,669,022      43,624,856
                                            -------------   -------------

             UTILITIES--3.30%
  1,607,725  CenturyTel, Inc.                  46,253,826      47,427,887
                                            -------------   -------------

             Total Common Stocks            1,254,447,756   1,369,714,720
                                            -------------   -------------
 PRINCIPAL   REPURCHASE                          COST        MARKET VALUE
   AMOUNT    AGREEMENT-4.08%
$50,000,000  State Street Bank & Trust
             Company Repurchase
             Agreement, 0.65%, dated
             6/28/2002, repurchase price
             $50,002,708 maturing 7/1/2002
             (collateralized by U.S. Treasury
             Note, 6.125%, 8/15/2007)          $50,000,000    $50,000,000

  8,505,083  State Street Bank & Trust
             Company Repurchase
             Agreement, 0.65%, dated
             6/28/2002, repurchase price
             $8,505,544 maturing 7/1/2002
             (collateralized by U.S. Treasury
             Bond, 5.50%, 8/15/2028)             8,505,083       8,505,083
                                            --------------  --------------

             Total Repurchase Agreement         58,505,083      58,505,083
                                            --------------  --------------
             Total Investments-99.51%       $1,312,952,839   1,428,219,803
                                            ==============
             Other Assets less Liabilities-0.49%                 7,074,769
                                                            --------------
             NET ASSETS-100.00%                             $1,435,294,572
                                                            ==============

*Non-income producing.

VALUE STATISTICAL SUMMARY

ARIEL FUND
(UNAUDITED)

                                                                           EARNINGS PER SHARE
                                                                         ----------------------
                                                          52 - WEEK
                                                            RANGE           2001       2002        2001       2002      MARKET
                               TICKER        PRICE      -------------      ACTUAL    ESTIMATED     P/E        P/E        CAP.
COMPANY                        SYMBOL       6/30/02      LOW    HIGH      CALENDAR   CALENDAR    CALENDAR   CALENDAR     ($MM)
General Binding Corp.          GBND          16.73       7.30   20.15       0.03       0.18          NM       92.9         265
Oneida Ltd.                    OCQ           19.15      11.25   20.35       0.19       0.70          NM       27.4         317
WMS Industries, Inc.           WMS           12.25      12.15   32.40       0.90       0.48        13.6       25.5         393
Interface, Inc.                IFSIA          8.04       3.45   10.05       0.14       0.13        57.4       61.8         411
Littelfuse, Inc.               LFUS          23.13      19.37   29.67       0.42       0.58        55.1       39.9         507
Libbey, Inc.                   LBY           34.10      27.00   40.10       2.53       2.75        13.5       12.4         524
Sybron Dental Specialties      SYD           18.50      17.00   22.69       1.10       1.44        16.8       12.8         702
Matthews International Corp.   MATW          23.35      16.12   29.00       1.04       1.21        22.5       19.3         722
Jones Lang LaSalle, Inc.       JLL           24.70      12.50   24.80       1.31       1.67        18.9       14.8         748
Horace Mann Educators Corp.    HMN           18.67      15.72   24.08       0.87       1.22        21.5       15.3         763
Brady Corp.                    BRC           35.00      25.55   40.70       1.10       1.43        31.8       24.5         808
Journal Register Company       JRC           20.10      14.98   22.20       0.83       1.12        24.2       17.9         835
Grey Global Group, Inc.        GREY         690.01     470.00  832.00       5.71      15.29          NM       45.1         873
Sotheby's Holdings, Inc.       BID           14.25      10.46   18.15      -0.34       0.10          NM         NM         876
Anixter International, Inc.    AXE           23.50      21.75   32.00       1.36       1.16        17.3       20.3         876
IDEX Corp.                     IEX           33.50      24.90   39.66       1.27       1.70        26.4       19.7       1,036
Longs Drug Stores Corp.        LDG           28.29      19.90   32.25       1.30       1.30        21.8       21.8       1,084
American Greetings Corp.       AM            16.66      10.74   23.80       1.09       1.48        15.3       11.3       1,085
Bob Evans Farms, Inc.          BOBE          31.48      15.05   33.30       1.74       1.98        18.1       15.9       1,101
Invacare Corp.                 IVC           37.00      28.50   41.25       1.91       2.29        19.4       16.2       1,145
Graco, Inc.                    GGG           25.14      18.57   30.57       2.07       2.26        12.1       11.1       1,194
Zebra Technologies Corp.       ZBRA          48.22      35.15   60.15       2.03       2.27        23.8       21.2       1,521
Herman Miller, Inc.            MLHR          20.30      18.00   25.97       0.92       0.05        22.1         NM       1,543
Lee Enterprises, Inc.          LEE           35.00      29.40   40.09       1.49       1.63        23.5       21.5       1,547
Radio One, Inc.                ROIAK         14.87       9.20   24.81      -0.77       0.16          NM       92.9       1,554
HCC Insurance Holdings, Inc.   HCC           26.35      21.21   29.20       1.02       1.83        25.8       14.4       1,639
The Neiman Marcus Group, Inc.  NMG.A         34.70      23.53   39.80       1.48       2.34        23.4       14.8       1,665
The J.M. Smucker Company       SJM           34.13      23.90   37.73       1.30       1.74        26.3       19.6       1,690
Bausch & Lomb, Inc.            BOL           33.85      27.20   44.80       0.92       1.61        36.8       21.0       1,825
The Dial Corp.                 DL            20.02      12.80   22.20       0.87       1.21        23.0       16.5       1,899
Markel Corp.                   MKL          197.00     162.00  222.03     -16.25       8.92          NM       22.1       1,936
Valassis, Inc.                 VCI           36.50      30.19   41.28       2.27       2.39        16.1       15.3       1,944
Steelcase, Inc.                SCS           13.38      11.25   18.00       0.64       0.03        20.9         NM       1,973
Hasbro, Inc.                   HAS           13.56      11.60   18.44       0.35       0.71        38.7       19.1       2,347
Energizer Holdings, Inc.       ENR           27.42      15.00   29.70       1.15       1.80        23.8       15.2       2,506
Rouse Company                  RSE           33.00      23.59   33.50       3.62       3.85         9.1        8.6       2,859
McCormick & Company, Inc.      MKC           25.75      19.65   27.25       1.10       1.29        23.4       20.0       3,585
The ServiceMaster Co.          SVM           13.72       9.95   15.50       0.37       0.60        37.1       22.9       4,141
International Game Technology  IGT           56.70      35.70   71.95       2.86       3.51        19.8       16.2       5,109


Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
      NM=Not Meaningful.
      Rouse Company estimates are before depreciation and deferred taxes. Radio One estimates are before depreciation and amortization.
      McCormick & Company prices and estimates are adjusted for a 2 for 1 stock split effective April 9, 2002.

                                                                                EARNINGS PER SHARE
                                                                              ----------------------
                                                               52 - WEEK
                                                                 RANGE           2001       2002        2001       2002      MARKET
                                       TICKER     PRICE      -------------      ACTUAL    ESTIMATED     P/E        P/E        CAP.
COMPANY                                SYMBOL    6/30/02      LOW    HIGH      CALENDAR   CALENDAR    CALENDAR   CALENDAR     ($MM)
Herman Miller, Inc.                    MLHR       20.30      18.00   25.97       0.92       0.05        22.1         NM      1,543
Lee Enterprises, Inc.                  LEE        35.00      29.40   40.09       1.49       1.63        23.5       21.5      1,547
The Neiman Marcus Group, Inc.          NMG.A      34.70      23.53   39.80       1.48       2.34        23.4       14.8      1,665
Bausch & Lomb, Inc.                    BOL        33.85      27.20   44.80       0.92       1.61        36.8       21.0      1,825
Harte-Hanks, Inc.                      HHS        20.55      13.63   22.68       0.82       0.98        25.1       21.0      1,937
Apogent Technologies, Inc.             AOT        20.57      20.15   26.52       1.07       1.34        19.2       15.4      2,196
Hasbro, Inc.                           HAS        13.56      11.60   18.44       0.35       0.71        38.7       19.1      2,347
The Dun & Bradstreet Corp.             DNB        33.05      26.81   43.40       1.75       2.09        18.9       15.8      2,464
Energizer Holdings, Inc.               ENR        27.42      15.00   29.70       1.15       1.80        23.8       15.2      2,506
Certegy, Inc.                          CEY        37.11      24.81   44.49       1.16       1.44        32.0       25.8      2,580
Rouse Company                          RSE        33.00      23.59   33.50       3.62       3.85         9.1        8.6      2,859
The McClatchy Co.                      MNI        64.25      39.15   65.55       1.40       2.75        45.9       23.4      2,940
McCormick & Company, Inc.              MKC        25.75      19.65   27.25       1.10       1.29        23.4       20.0      3,585
Toys "R" Us, Inc.                      TOY        17.47      15.90   25.48       0.94       1.17        18.6       14.9      3,710
The Black & Decker Corp.               BDK        48.20      28.26   50.50       2.21       3.00        21.8       16.1      3,877
Equifax, Inc.                          EFX        27.00      18.60   31.30       1.28       1.38        21.1       19.6      3,909
T. Rowe Price Group, Inc.              TROW       32.88      23.44   42.69       1.52       1.75        21.6       18.8      4,068
The ServiceMaster Co.                  SVM        13.72       9.95   15.50       0.37       0.60        37.1       22.9      4,141
CenturyTel, Inc.                       CTL        29.50      27.00   36.50       1.59       2.09        18.6       14.1      4,170
Leggett & Platt, Inc.                  LEG        23.40      16.85   27.40       0.94       1.27        24.9       18.4      4,587
Jones Apparel Group, Inc.              JNY        37.50      23.75   42.85       2.31       2.68        16.2       14.0      4,830
International Game Technology          IGT        56.70      35.70   71.95       2.86       3.51        19.8       16.2      5,109
IMS Health, Inc.                       RX         17.95      16.90   28.80       0.90       1.04        19.9       17.3      5,183
Avery Dennison Corp.                   AVY        62.75      43.25   69.70       2.48       2.73        25.3       23.0      6,893
SunGard Data Systems, Inc.             SDS        26.48      20.00   35.10       0.91       1.12        29.1       23.6      7,469
MBIA, Inc.                             MBI        56.53      36.00   60.11       3.91       4.35        14.5       13.0      8,350
Fortune Brands, Inc.                   FO         56.00      30.25   57.86       2.41       3.15        23.2       17.8      8,409
H&R Block, Inc.                        HRB        46.15      32.33   51.46       1.90       2.40        24.3       19.2      8,469
The Interpublic Group of Companies     IPG        24.76      18.25   34.98       0.96       1.48        25.8       16.7      9,459
The Clorox Company                     CLX        41.35      33.85   47.95       1.74       2.00        23.8       20.7      9,525
Pitney Bowes, Inc.                     PBI        39.72      33.91   44.70       2.25       2.36        17.7       16.8      9,558
Franklin Resources, Inc.               BEN        42.64      30.85   46.07       1.77       1.95        24.1       21.9     11,167
XL Capital Ltd.                        XL         84.70      61.50   98.48      -3.56       6.75          NM       12.5     11,474
Tribune Company                        TRB        43.50      29.71   47.25       0.72       1.55        60.4       28.1     13,096
Safeway, Inc.                          SWY        29.19      28.80   49.70       2.59       2.87        11.3       10.2     14,108
The Kroger Co.                         KR         19.90      18.50   27.66       1.48       1.76        13.4       11.3     15,803
Carnival Corp.                         CCL        27.69      16.95   34.64       1.58       1.64        17.5       16.9     16,240
Cendant Corp.                          CD         15.88      10.60   21.53       1.04       1.38        15.3       11.5     16,479
MBNA Corp.                             KRB        33.07      23.43   39.45       1.92       2.25        17.2       14.7     28,169

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
      NM=Not Meaningful.
      Rouse Company estimates are before depreciation and deferred taxes. McCormick & Company prices and estimates are adjusted for a 2 for 1 stock split effective April 9, 2002.

ARIEL PREMIER GROWTH


DEAR FELLOW SHAREHOLDER: For the second quarter ended June 30, 2002, Ariel Premier Growth Fund, Institutional Class lost -18.48% and the Investor Class declined -18.50%. These results were slightly better than the -18.67% drop in the Russell 1000 Growth Index but came in behind the -13.40% decrease of the S&P
500. All of the major growth sectors had negative returns for the quarter. Ariel Premier Growth Fund's modest positive performance on a relative basis resulted from good technology selections.

In the second quarter of 2002, the bear market in larger capitalization stocks continued--particularly those in the growth sector. Investors are justifiably concerned by a litany of issues, including geopolitical risks, questionable accounting and leadership in major corporations, and generally weak profits. Confidence continues to wane and negative psychology prevails. Despite this grim backdrop, we believe there are quite a number of "positives" in the current environment as well. The U.S. and world economies are recovering. Likewise, corporations continue to reduce costs, setting the stage for margin expansion and a strong earnings rebound. Inflation and interest rates are low, and stock valuations reflect more conservative assumptions about future profits. While it is difficult to predict the bottom of a bear market, they do always end, and we are confident larger capitalization growth stocks will once again provide good long-term returns to investors.

We advise shareholders to stay the course. The bear market in large cap stocks is more than two years old. We heartily believe we are on the road to recovery, albeit at an excruciatingly slow pace. All the ingredients for a rebound are in place, and we believe that patience will be rewarded.

Sincerely,


/s/ John W. Rogers, Jr.             /s/ David M. Fowler

John W. Rogers, Jr.                 David M. Fowler
Chairman & CEO                      President
Ariel Capital Management, Inc.      Lincoln Capital Management Company

GROWTH COMPANY UPDATES


[LOGO] COMCAST(R)
1500 MARKET STREET
PHILADELPHIA, PA 19102
(215) 665-1700
www.comcast.com


COMCAST, CLASS A (OTC: CMCSK) Comcast is currently the third-largest cable company in the U.S. with over 8.5 million subscribers. With its pending acquisition of AT&T Broadband, Comcast will be the largest cable company with roughly 22 million subscribers. The company is also a significant participant in the retail market through its control in the cable home shopping company, QVC, which accounts for over half of Comcast's sales. Additionally, the company has attractive programming assets including The Golf Channel, Outdoor Life Network, and E! Entertainment Television. Comcast's commanding market capitalization of about $25 billion will increase to over $55 billion with the AT&T Broadband acquisition.

We are enthusiastic about the cable sector and Comcast specifically. Cable remains the best broadband pipe to the home and as new service offerings drive growth, cash flow is steadily accelerating. Comcast has a strong management team, excellent assets (both technological and programming), strong operating performance, and a compelling valuation. Although the stock is trading at levels not seen since 1998, we expect Comcast to post cash flow growth of over 20% annually through 2005, which is the best growth in the industry.

THE HOME DEPOT (NYSE: HD) The world's largest home improvement retailer, Home Depot has over 1,300 stores in the U.S., Puerto Rico, Canada and Mexico. The company sells building materials, home improvement products, as well as lawn and garden items. In addition, they provide a range of services including installation, maintenance and repair.

Home Depot's relentless focus on quality, value and service has helped the company stay on its toes and continue to grow. A more inviting store layout is one new initiative to target female shoppers. Additionally, Home Depot caters to professional buyers by providing contractors with a special service desk and entrance. Revenue growth has averaged 22% over the past five years and is expected to grow in the high teens over the next several years. The stock has dropped 28% year-to-date and now sells at its lowest relative price-to-earnings ratio ever. We believe there is substantial upside in the shares from the current $35 level, especially in an improving economy.


[LOGO] THE HOME DEPOT(R)
2455 PACES FERRY ROAD
ATLANTA, GA 30339
(770) 433-8211
www.homedepot.com

ARIEL PREMIER GROWTH FUND
       Inception
February 1, 2002


AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002 (assume reinvestment of dividends and capital gains)

                                        2ND QUARTER    YTD     1 YEAR      3 YEAR    5 YEAR      LIFE OF FUND
---------------------------------------------------------------------------------------------------------------
ARIEL PREMIER GROWTH FUND, INST. CL.       -18.48       -         -           -         -          -17.50%

ARIEL PREMIER GROWTH FUND, INV. CL.        -18.50       -         -           -         -          -17.60%

RUSSELL 1000 GROWTH INDEX                  -18.67       -         -           -         -          -19.35%

S&P 500 INDEX                              -13.40       -         -           -         -          -11.87%

[CHART]

                                           ARIEL PREMIER        RUSSELL 1000
                                            GROWTH FUND            GROWTH
                                             PORTFOLIO            PORTFOLIO
                                            COMPOSITION          COMPOSITION
Health Care                                   22.49                   25
Technology                                    19.69                 20.3
Financial Services                            15.17                 13.1
Consumer Discretionary and Services           14.63                 16.9
Cash & Other                                  12.08                    7
Consumer Staples                               8.98                 10.9
Other Energy                                   2.05                  1.1
Utilities                                      2.02                  0.4
Producer Durables                              1.28                  3.1
Integrated Oils                                0.85                  0.1
Autos and Transportation                       0.76                  1.2
Materials and Processing                          0                  0.9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER GROWTH FUND, INVESTOR CLASS AND COMPARABLE INDEX*

[CHART]

                  ARIEL PREMIER
                   GROWTH FUND,           S&P 500        RUSSELL 1000
                     INV. CL.             INDEX          GROWTH INDEX
Mar.2002             10,110.00           10,176.05         9,916.45
June 2002             8,240.00            8,812.65         8,064.74

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER GROWTH FUND, INSTITUTIONAL CLASS AND COMPARABLE INDEX*

[CHART]

                      ARIEL PREMIER
                      GROWTH FUND,            S&P 500         RUSSELL 1000
                        INST. CL.              INDEX          GROWTH INDEX
Mar.2002              1,012,000.00          1,017,604.88       991,644.93
June 2002               825,000.00            881,265.50       806,473.53

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 1000 Growth Index is a broad market-weighted index dominated by large-sized companies believed to have higher projected growth prospects. All indexes are unmanaged, and an investor cannot invest directly in an index.

ARIEL PREMIER GROWTH FUND PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN A SMALL NUMBER OF LARGE COMPANIES WHICH IT BELIEVES TO HAVE EXCEPTIONAL GROWTH PROSPECTS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS GREATER THAN $10 BILLION AT THE TIME OF INVESTMENT, WITH AN EMPHASIS ON LARGE CAPITALIZATION (LARGE CAP) STOCKS.

[SIDENOTE]
TEN LARGEST HOLDINGS
as of June 30, 2002

1  PFIZER, INC.
   Leading pharmaceutical company

2  GENERAL ELECTRIC CO.
   Diversified manufacturer and financial services company

3  JOHNSON & JOHNSON
   Health care product producer

4  WAL-MART STORES, INC.
   World's #1 retailer

5  CISCO SYSTEMS, INC.
   World's #1 provider of internet hardware

6  MICROSOFT CORP.
   World's #1 software company

7  AMERICAN INTERNATIONAL GROUP, INC.
   Preeminent insurance company

8  PEPSICO, INC.
   Top beverage and snack provider

9  PROCTER & GAMBLE CO.
   Country's top producer of household products

10 INTEL CORP.
   Formost provider of computer chips and other components

ARIEL PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

    NUMBER   COMMON STOCKS-97.56%                   COST       MARKET VALUE
  OF SHARES
             AUTOS AND TRANSPORTATION--0.76%
      1,800  Harley-Davidson, Inc.                   $95,425        $92,286
                                                     -------        -------

             CONSUMER DISCRETIONARY--14.63%
      9,000  AOL Time Warner, Inc.*                  218,765        132,390
      3,500  Bed Bath & Beyond, Inc.*                116,655        132,090
      2,050  Best Buy Co., Inc.*                     100,188         74,415
      1,800  Estee Lauder Cos., Inc.                  66,469         63,360
      8,700  Home Depot, Inc.                        426,234        319,551
      2,500  Kohl's Corp.*                           171,446        175,200
     31,700  Liberty Media Corp.*                    401,865        317,000
        700  Viacom, Inc., Class B*                   32,235         31,059
      9,500  Wal-Mart Stores, Inc.                   567,768        522,595
                                                     -------        -------
                                                   2,101,625      1,767,660
                                                   ---------      ---------

             CONSUMER STAPLES--8.98%
      1,400  Anheuser-Busch Cos., Inc.                71,217         70,000
      2,300  Colgate-Palmolive Co.                   126,878        115,115
      4,100  Kraft Foods, Inc.                       161,544        167,895
      7,600  PepsiCo, Inc.                           387,907        366,320
      4,100  Procter & Gamble Co.                    353,166        366,130
                                                     -------        -------
                                                   1,100,712      1,085,460
                                                   ---------      ---------

             FINANCIAL SERVICES--15.17%
      2,500  American Express Co.                    $94,868        $90,800
      5,600  American International Group, Inc.      392,547        382,088
      5,400  Automatic Data Processing, Inc.         287,506        235,170
      2,300  Capital One Financial Corp.             117,514        140,415
      4,300  Concord EFS, Inc.*                      129,962        129,602
      1,700  Fannie Mae                              136,565        125,375
      2,800  Fifth Third Bancorp                     182,040        186,620
      6,400  First Data Corp.                        266,976        238,080
      2,600  Morgan Stanley Dean
             Witter & Co.                            139,743        112,008
      4,300  State Street Corp.                      230,203        192,210
                                                     -------        -------
                                                   1,977,924      1,832,368
                                                   ---------      ---------

             HEALTH CARE--22.49%
      4,500  Amgen, Inc.*                            260,009        188,460
      5,500  Baxter International, Inc.              306,274        244,475
      2,600  Cardinal Health, Inc.                   173,210        159,666
      1,700  Forest Laboratories, Inc.*              134,080        120,360
     10,900  Johnson & Johnson                       657,073        569,634
     20,900  Pfizer, Inc.                            837,906        731,500
      6,400  Pharmacia Corp.                         285,594        239,680
      1,700  UnitedHealth Group, Inc.                151,174        155,635
      6,000  Wyeth                                   375,818        307,200
                                                     -------        -------
                                                   3,181,138      2,716,610
                                                   ---------      ---------

    NUMBER   COMMON STOCKS-97.56%                   COST       MARKET VALUE
  OF SHARES
             INTEGRATED OILS--0.85%
      2,500  Exxon Mobil Corp.                      $105,850       $102,300
                                                    --------       --------

             OTHER--9.64%
      1,600  3M Co.                                  186,582        196,800
     21,200  General Electric Co.                    787,290        615,860
      2,800  Illinois Tool Works, Inc.               203,914        191,240
     12,320  Taiwan Semiconductor
             Manufacturing Co. Ltd. ADR*             192,711        160,160
                                                     -------        -------
                                                   1,370,497      1,164,060
                                                   ---------      ---------

             OTHER ENERGY--2.05%
      4,200  BJ Services Co.*                        141,842        142,296
      6,200  Calpine Corp.*                           62,443         43,586
      1,600  Noble Corp.*                             67,116         61,760
                                                      ------         ------
                                                     271,401        247,642
                                                     -------        -------

             PRODUCER DURABLES--1.28%
        900  Danaher Corp.                            59,493         59,715
      1,400  United Technologies Corp.               102,094         95,060
                                                     -------         ------
                                                     161,587        154,775
                                                     -------        -------

             TECHNOLOGY--19.69%
      3,300  Broadcom Corp.*                         $93,094        $57,882
      1,800  Brocade Communication
             Systems, Inc.*                           49,757         31,464
     34,800  Cisco Systems, Inc.*                    580,731        485,460
     12,200  Dell Computer Corp.*                    333,777        318,908
      6,100  Extreme Networks, Inc.*                  72,073         59,597
     18,100  Intel Corp.                             490,677        330,687
      3,400  Jabil Circuit, Inc.*                     63,675         71,774
      7,500  Maxim Integrated Products, Inc.*        372,304        287,475
      2,700  Mercury Interactive Corp.*               92,892         61,992
      7,400  Microsoft Corp.*                        448,545        400,488
      3,200  Network Appliance, Inc.*                 60,114         39,712
      5,200  Oracle Corp.*                            43,803         49,244
      5,100  Siebel Systems, Inc.*                   139,939         72,522
      3,500  VERITAS Software Corp.*                 113,123         69,265
      1,900  Xilinx, Inc.*                            77,265         42,617
                                                      ------         ------
                                                   3,031,769      2,379,087
                                                   ---------      ---------

             UTILITIES--2.02%
      7,900  Comcast Corp., Class A*                 258,432        188,336
     12,400  Sprint PCS Group*                       128,895         55,428
                                                     -------         ------
                                                     387,327        243,764
                                                     -------        -------

             Total Common Stocks                  13,785,255     11,786,012
                                                  ----------     ----------

 PRINCIPAL   REPURCHASE                             COST       MARKET VALUE
  AMOUNT     AGREEMENT-1.77%
   $213,834  State Street Bank & Trust Company
             Repurchase Agreement, 0.65%,
             dated 6/28/2002,
             repurchase price $213,846
             maturing 7/1/2002
             (collateralized by U.S. Treasury
             Bond, 6.375%, 8/15/2027)               $213,834       $213,834
                                                    --------       --------

             Total Repurchase Agreement              213,834        213,834
                                                     -------        -------

             Total Investments-99.33%            $13,999,089     11,999,846
                                                 ===========

             Other Assets less Liabilities-0.67%                     80,462
                                                                     ------


             NET ASSETS-100.00%                                 $12,080,308
                                                                ===========


*Non-income producing.
ADR after the name of a holding stands for American Depositary Receipt representing foreign securities on deposit with a domestic custodian bank.

GROWTH STATISTICAL SUMMARY


ARIEL PREMIER GROWTH FUND
(UNAUDITED)

                                                                                EARNINGS PER SHARE
                                                                              ----------------------
                                                               52 - WEEK
                                                                 RANGE           2001       2002        2001       2002      MARKET
                                       TICKER     PRICE      -------------      ACTUAL    ESTIMATED     P/E        P/E        CAP.
COMPANY                                SYMBOL    6/30/02      LOW    HIGH      CALENDAR   CALENDAR    CALENDAR   CALENDAR     ($B)
Extreme Networks, Inc.                  EXTR      10.09       5.85   32.07       0.07       0.15         NM        67.27       1.2
Mercury Interactive Corp.               MERQ      22.96      18.00   63.47       0.60       0.65       38.27       35.32       1.9
Calpine Corp.                           CPN        7.03       5.30   46.00       1.95       1.41        3.61        4.99       2.2
Brocade Communications Sys., Inc.       BRCD      17.48      12.60   45.10       0.28       0.32       62.43       54.63       4.1
Network Appliance, Inc.                 NTAP      12.44       6.00   27.95       0.12       0.20         NM        62.20       4.2
Jabil Circuit, Inc.                     JBL       21.11      14.00   34.90       0.73       0.55       28.92       38.38       4.2
Sprint PCS Group                        PCS        4.47       3.50   29.05      -1.27      -0.58         NM          NM        4.5
Broadcom Corp.                          BRCM      17.54      17.06   53.35      -0.34      -0.16         NM          NM        4.7
Noble Corp.                             NE        38.60      20.80   45.95       1.97       1.74       19.59       22.18       5.2
BJ Services Co.                         BJS       33.88      14.55   39.49       2.05       1.20       16.53       28.23       5.3
Siebel Systems, Inc.                    SEBL      14.22      12.24   50.91       0.49       0.33       29.02       43.09       6.7
Xilinx, Inc.                            XLNX      22.43      19.52   47.16       0.32       0.45       70.09       49.84       7.5
Veritas Software Corp.                  VRTS      19.79      17.30   69.90       0.67       0.57       29.54       34.72       8.1
The Estee Lauder Cos., Inc.             EL        35.20      29.25   44.35       1.34       1.19       26.27       29.58       8.4
Danaher Corp.                           DHR       66.35      43.90   75.46       2.30       2.72       28.85       24.39      10.0
Bed Bath & Beyond, Inc.                 BBBY      37.74      18.70   37.90       0.74       0.90       51.00       41.93      11.0
Best Buy Co., Inc.                      BBY       36.30      26.68   53.75       1.77       2.07       20.55       17.54      11.6
Maxim Integrated Products, Inc.         MXIM      38.33      32.20   62.67       1.22       0.89       31.42       43.07      12.5
Forest Laboratories, Inc.               FRX       70.80      63.70   85.00       1.82       2.26       38.90       31.33      12.6
Capital One Financial Corp.             COF       61.05      36.40   67.25       2.91       3.76       20.98       16.24      13.5
State Street Corp.                      STT       44.70      36.25   58.36       2.08       2.23       21.49       20.04      14.5
Concord EFS, Inc.                       CEFT      30.14      21.08   35.06       0.59       0.75       51.08       40.19      15.4
Harley-Davidson, Inc.                   HDI       51.27      32.00   57.25       1.43       1.77       35.85       28.97      15.5
Illinois Tool Works, Inc.               ITW       68.30      49.15   77.80       2.62       3.15       26.07       21.68      20.9
Comcast Corp., Class A                  CMCSK     23.84      20.45   44.08      -1.39       0.82         NM        29.07      22.5
Kohl's Corp.                            KSS       70.08      41.95   78.83       1.45       1.81       48.33       38.72      23.6
Liberty Media Corp.                     L         10.00       7.70   17.85      -0.44      -0.25         NM          NM       25.9
Baxter International, Inc.              BAX       44.45      43.40   59.90       1.75       2.01       25.40       22.11      26.7
Automatic Data Processing, Inc.         ADP       43.55      41.00   60.37       1.75       1.80       24.89       24.19      27.0
Colgate-Palmolive Co.                   CL        50.05      45.90   61.00       1.91       2.31       26.20       21.67      27.4
Cardinal Health, Inc.                   CAH       61.41      59.45   76.65       2.07       2.90       29.67       21.18      27.7
UnitedHealth Group, Inc.                UNH       91.55      58.80   97.89       3.07       4.05       29.82       22.60      28.0
First Data Corp.                        FDC       37.20      26.33   45.08       1.26       1.66       29.52       22.41      28.4
United Technologies Corp.               UTX       67.90      40.10   77.75       3.83       4.39       17.73       15.47      32.1
Fifth Third Bancorp                     FITB      66.65      50.69   69.70       2.37       2.77       28.12       24.06      38.8
Amgen, Inc.                             AMGN      41.88      36.73   69.00       1.18       1.34       35.49       31.25      43.5
Anheuser-Busch Cos., Inc.               BUD       50.00      38.74   54.00       1.93       2.20       25.91       22.73      43.8
Morgan Stanley Dean Witter & Co.        MWD       43.08      35.75   65.18       3.19       3.24       13.50       13.30      47.3
3M Co.                                  MMM      123.00      85.86  130.60       4.48       5.24       27.46       23.47      47.9

(UNAUDITED)

                                                                                 EARNINGS PER SHARE
                                                                               ----------------------
                                                                52 - WEEK
                                                                  RANGE           2001       2002        2001       2002      MARKET
                                          TICKER     PRICE    -------------      ACTUAL    ESTIMATED     P/E        P/E        CAP.
COMPANY                                   SYMBOL    6/30/02    LOW    HIGH      CALENDAR   CALENDAR    CALENDAR   CALENDAR     ($B)
Taiwan Semiconductor Mfg. Co. Ltd. ADR     TSM       13.00     7.63   19.08       0.12       0.27         NM        48.15      48.1
American Express Co.                       AXP       36.32    24.20   44.91       1.04       1.99        34.92      18.25      48.3
Pharmacia Corp.                            PHA       37.45    36.50   47.85       1.74       1.89        21.52      19.81      48.4
Oracle Corp.                               ORCL       9.47     7.25   20.02       0.41       0.41        23.10      23.10      52.0
AOL Time Warner, Inc.                      AOL       14.71    12.75   53.30       1.18       0.87        12.47      16.91      65.4
Dell Computer Corp.                        DELL      26.14    16.01   30.52       0.65       0.77        40.22      33.95      67.8
Wyeth                                      WYE       51.20    49.00   66.51       2.18       2.51        23.49      20.40      67.9
Kraft Foods, Inc.                          KFT       40.95    29.97   43.95       1.21       2.04        33.84      20.07      71.0
Fannie Mae                                 FNM       73.75    72.00   87.10       5.20       6.19        14.18      11.91      73.5
Viacom, Inc.                               VIA.B     44.37    28.25   53.25      -0.08       1.19         NM        37.29      77.8
PepsiCo, Inc.                              PEP       48.20    43.55   53.50       1.72       1.95        28.02      24.72      85.1
Home Depot, Inc.                           HD        36.73    30.30   52.60       1.29       1.54        28.47      23.85      86.2
Cisco Systems, Inc.                        CSCO      13.95    11.04   21.92       0.41       0.43        34.02      32.44     102.1
Procter & Gamble Co.                       PG        89.30    62.67   94.75       3.25       3.75        27.48      23.81     116.1
Intel Corp.                                INTC      18.27    17.45   36.78       0.52       0.56        35.13      32.63     122.2
Johnson & Johnson                          JNJ       52.26    49.13   65.89       1.91       2.25        27.36      23.23     158.1
American International Group, Inc.         AIG       68.23    61.80   87.10       2.80       3.48        24.37      19.61     178.3
Pfizer, Inc.                               PFE       35.00    32.75   44.04       1.31       1.58        26.72      22.15     218.6
Wal-Mart Stores, Inc.                      WMT       55.01    41.50   63.94       1.49       1.76        36.92      31.26     244.7
Exxon Mobil Corp.                          XOM       40.92    35.01   44.58       2.26       1.76        18.11      23.25     277.5
General Electric Co.                       GE        29.05    27.42   51.09       1.41       1.65        20.60      17.61     288.5
Microsoft Corp.                            MSFT      54.70    47.50   76.15       1.83       1.87        29.89      29.25     296.2

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
      NM=Not Meaningful.

DEAR FELLOW SHAREHOLDER: For the second quarter ended June 30, 2002, Ariel Premier Bond Fund, Institutional Class gained +3.60% and the Investor Class gained +3.50%. During this same period, the Lehman Brothers Aggregate Bond Index earned +3.69%. The fixed income market was one of the few bright spots in an otherwise difficult investment climate. Waning expectations for the economy, ongoing questions of corporate accounting and a struggling stock market led to significantly wider spreads on a number of corporate issuers. Investors now expect the Federal Reserve Bank to leave interest rates virtually unchanged in 2002, a marked difference from last quarter's expectation of rising rates.

During the quarter, returns in non-Treasury sectors were almost perfectly correlated with quality--high quality bonds significantly out-performed their lower-quality, riskier counterparts. Accordingly, the best performing portfolios were those with long duration, less exposure to corporate bonds and mortgages, and more exposure to AAA-rated commercial mortgage backed securities and asset-backed securities. Ariel Premier Bond Fund benefited from its Treasury Inflation Protected Securities (TIPS) and asset-backed strategies. However, these gains were offset by the Fund's underweighting in corporate bonds, which was concentrated in a small group of issuers.

Given the uncertain environment and the likelihood of continued market volatility, Ariel Premier Bond Fund is positioned conservatively. As such, we have trimmed our spread overweight in asset-backed securities and corporate bonds and currently have a spread duration roughly equal to that of the benchmark. The Fund's TIPS position was eliminated in the quarter, as we believe real rates are near their trough and the inflation component of the TIPS return will be modest during the next several months. The Fund's overall duration equals that of the benchmark. Our corporate bond exposure is highly diversified and is positioned to benefit from some recovery in the sectors that have been particularly hard hit of late, including autos, entertainment, cable and telecommunications.

As always, we appreciate the opportunity to serve you and welcome your questions and comments.

Sincerely,


/s/ John W. Rogers, Jr.           /s/ Kenneth R. Meyer

John W. Rogers, Jr.               Kenneth R. Meyer
Chairman & CEO                    Chairman & CEO
Ariel Capital Management, Inc.    Lincoln Capital Management Company

ARIEL PREMIER BOND FUND

Institutional Class Inception
October 1, 1995

Investor Class Inception
February 1, 1997


AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002 (assume reinvestment of dividends and capital gains)

                                     2ND QUARTER      YTD       1 YEAR    3 YEAR    5 YEAR    LIFE OF FUND
-----------------------------------------------------------------------------------------------------------------
ARIEL PREMIER BOND FUND, INST. CL.      +3.60%       +3.74%     +8.36%    +7.27%    +6.82%       +6.52%

ARIEL PREMIER BOND FUND, INV. CL.       +3.50%       +3.54%     +7.84%    +6.82%    +6.39%       +6.41%

LEHMAN BROS. AGGREGATE BOND INDEX       +3.69%       +3.79%     +8.63%    +8.11%    +7.57%       +7.26% (INST.)
                                                                                                 +7.52% (INV.)

[CHART]

                                                 ARIEL PREMIER      LEHMAN BROTHERS
                                                   BOND FUND      AGGREGATE BOND INDEX
                                                   PORTFOLIO           PORTFOLIO
                                                  COMPOSITION         COMPOSITION
                                                 -------------    --------------------
GOVERNMENT & AGENCY                                  15.81                33.3%
MORTGAGE BACKED                                      30.57                36.5%
ASSET-BACKED                                          6.80                 1.7%
COMMERCIAL MORTGAGE-BACKED                            3.04                 2.2%
CORPORATE                                            24.87                26.3%
                                                    ------               ------
CASH                                                 18.91                 0.0%
                                                    ------               ------
TOTAL                                                 100%               100.0%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER BOND FUND, INVESTOR CLASS AND COMPARABLE INDEX*

[CHART]

                  ARIEL PREMIER      LEHMAN BROTHERS
                    BOND FUND,       AGGREGATE BOND
                     INV. CL.            INDEX
Dec. 1997            10,838.12         10,931.92
Dec. 1998            11,621.39         11,881.65
Dec. 1999            11,508.60         11,783.93
Dec. 2000            12,630.62         13,153.88
Dec. 2001            13,515.65         14,264.58
Mar.2002             13,520.52         14,277.72
June 2002            13,993.62         14,805.25

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS AND COMPARABLE INDEX*

[CHART]

                        ARIEL PREMIER           LEHMAN BROTHERS
                         BOND FUND,              AGGREGATE BOND
                         INST. CL.                   INDEX
Dec. 1995               1,035,122.00              1,042,614.43
Dec. 1996               1,067,708.51              1,080,467.86
Dec. 1997               1,165,544.09              1,184,769.41
Dec. 1998               1,254,703.31              1,287,698.59
Dec. 1999               1,247,568.51              1,277,108.38
Dec. 2000               1,373,199.21              1,425,579.51
Dec. 2001               1,476,637.68              1,545,953.84
Mar.2002                1,478,613.23              1,547,378.02
June 2002               1,531,858.05              1,604,549.75

*Statistics represent past performance which is not indicative of future results. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUND'S ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.

ARIEL PREMIER BOND FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

 PAR VALUE  ASSET-BACKED SECURITIES-6.80%                   COST       MARKET VALUE
$1,050,000  Bear Stearns, 2001-A AI3,
            5.93%, 6/15/2019                             $1,078,194     $1,083,799
   470,000  Capital One Master Trust, 2000-1 C,
            7.65%, 4/17/2006                                468,786        483,071
   245,000  Chase Manhattan Auto Owner Trust,
            2001-B A3, 3.09%, 11/15/2005                    244,963        246,401
   845,000  Chevy Chase Auto Receivables Trust,
            2001-2 A4, 4.44%, 4/16/2007                     844,895        857,803
   930,000  Citibank Credit Card Issuance Trust,
            2002-C2 C2, 6.95%, 2/18/2014                    927,661        951,417
 1,150,000  Conseco Finance, 2000-F AF3,
            7.17%, 9/15/2020                              1,149,749      1,176,104
 2,825,000  DaimlerChrysler Auto Trust,
            2001-C A3, 4.21%, 7/6/2005                    2,824,567      2,882,261
   385,000  Household Automotive Trust,
            2001-2 A4, 5.39%, 8/17/2008                     384,898        399,519
   294,078  HSBC Mortgage Loan Trust,
            2000-HSB1 A3, 7.11%, 12/16/2030                 294,078        297,439
   390,000  National City Auto Receivables Trust,
            2002-A A4, 4.83%, 8/15/2009                     389,940        399,640
   585,000  Nissan Auto Receivables Owner Trust,
            2001-C A4, 4.80%, 2/15/2007                     584,947        600,237
$1,250,000  Permanent Financing plc, 1 2A,
            4.20%, 6/10/2007                             $1,250,000     $1,257,037
   979,303  PNC Mortgage Securities Corp.,
            2000-9 A3, 7.19%, 9/25/2005                     985,155        992,118
   272,402  Railcar Trust, 1992-1 A,
            7.75%, 6/1/2004                                 276,185        285,632
   450,000  Residential Asset Mortgage Products, Inc.,
            2001-RS2 AI2, 5.67%, 1/25/2023                  449,904        456,421
   450,000  Union Acceptance Corp.,
            2000-D A4, 6.89%, 4/9/2007                      449,980        477,465
                                                            -------        -------
            Total Asset-Backed Securities                12,603,902     12,846,364
                                                         ----------     ----------

            COMMERCIAL MORTGAGE-BACKED
            SECURITIES-3.04%
 1,062,216  Banc One Commercial Mortgage
            Loan, 2000-C1A A1,
            6.664%, 10/18/2031+                           1,062,234      1,101,380
   752,001  Chase Commercial Mortgage
            Securities Corp., 2000-3 A1,
            7.093%, 10/15/2032                              786,000        809,680
 1,330,000  Chase Commercial Mortgage
            Securities Corp., 2000-3 A2,
            7.319%, 10/15/2032                            1,332,885      1,471,860
   290,263  Comm, 2001-J1A A1,
            6.144%, 2/14/2034+                              293,061        300,024
   860,000  JP Morgan Commercial Mortgage
            Finance Corp., 1997-C5 A3,
            7.088%, 9/15/2029                               917,111        932,556

 PAR VALUE  COMMERCIAL MORTGAGE-BACKED                      COST       MARKET VALUE
            SECURITIES-3.04% (cont)
$1,025,000  Prudential Securities Secured
            Financing, 1999-C2 A2,
            7.193%, 6/16/2031                            $1,041,851     $1,125,820
                                                         ----------     ----------
            Total Commercial
            Mortgage-Backed Securities                    5,433,142      5,741,320
                                                          ---------      ---------

            CORPORATE DEBT-24.87%

   625,000  American General Capital II,
            8.50%, 7/1/2030                                 687,376        748,225
   500,000  AOL Time Warner, Inc.,
            5.625%, 5/1/2005                                498,516        490,606
   900,000  AOL Time Warner, Inc.,
            7.625%, 4/15/2031                               918,161        788,047
   495,000  Archer Daniels Midland Co.,
            6.625%, 5/1/2029                                461,380        487,316
   360,000  AT&T Corp., 7.30%, 11/15/2011+                  372,028        298,800
   170,000  AT&T Corp., 6.50%, 3/15/2029                    147,917        117,300
   290,000  AT&T Wireless Group,
            7.35%, 3/1/2006                                 289,913        252,300
   700,000  AXA Financial, Inc.,
            8.60%, 12/15/2030                               769,325        801,872
   360,000  Bank of America Corp.,
            5.25%, 2/1/2007                                 358,770        367,495
   900,000  Bank of America Corp.,
            7.80%, 2/15/2010                                995,467      1,007,136
   745,000  Bank One Corp., 6.50%, 2/1/2006                 752,278        790,527
  $275,000  BellSouth Capital Funding,
            7.875%, 2/15/2030                              $300,990       $307,857
   255,000  BellSouth Corp., 6.875%, 10/15/2031             253,354        252,584
   360,000  Boeing Co., 6.875%, 10/15/2043                  323,379        360,195
   350,000  British Telecom plc,
            7.875%, 12/15/2005                              376,588        374,538
   465,000  Burlington Resources, Inc.,
            6.68%, 2/15/2011                                465,000        481,881
   425,000  Campbell Soup Co.,
            6.75%, 2/15/2011                                445,780        447,627
   425,000  Caterpillar Financial Services,
            5.95%, 5/1/2006                                 424,593        445,176
 1,000,000  Citigroup Capital II,
            7.75%, 12/1/2036                              1,034,870      1,047,186
   720,000  Comcast Cable Communications,
            7.125%, 6/15/2013                               714,266        648,873
   630,000  Conoco, Inc., 6.95%, 4/15/2029                  594,277        643,846
   460,000  Corp. Andina De Fomento,
            7.375%, 1/18/2011                               458,479        487,600
   725,000  Countrywide Home Loan,
            6.85%, 6/15/2004                                735,913        766,881
   525,000  CS First Boston Mortgage Securities
            Corp., 5.75%, 4/15/2007                         523,735        537,098
   485,000  DaimlerChrysler Auto Trust,
            6.40%, 5/15/2006                                481,403        503,557
   440,000  Deutsche Telekom, 8.75%, 6/15/2030              477,105        409,027

 PAR VALUE  CORPORATE DEBT-24.87% (cont)                    COST       MARKET VALUE
  $420,000  Devon Financing Corp.,
            7.875%, 9/30/2031                              $419,082       $447,879
   550,000  Dow Chemical Co.,
            7.375%, 11/1/2029                               572,207        580,451
   840,000  Duke Energy Corp.,
            6.25%, 1/15/2012                                837,793        856,582
   220,000  Duke Energy Field Services,
            7.50%, 8/16/2005                                219,446        233,950
   635,000  El Paso Energy Corp.,
            6.95%, 12/15/2007                               633,532        627,609
   550,000  EOP Operating LP,
            6.375%, 2/15/2003                               553,902        561,359
   900,000  ERAC USA Finance Co.,
            7.35%, 6/15/2008+                               898,669        968,987
   280,000  FedEx Corp., 6.625%, 2/12/2004                  279,819        291,676
   350,000  FirstEnergy Corp.,
            7.375%, 11/15/2031                              333,174        332,128
 1,135,000  First Union Corp.,
            7.55%, 8/18/2005                              1,175,016      1,241,936
   475,000  Ford Motor Credit Co.,
            5.75%, 2/23/2004                                478,812        481,811
 1,000,000  Ford Motor Credit Co.,
            6.875%, 2/1/2006                              1,020,181      1,023,066
 1,000,000  Ford Motor Credit Co.,
            7.375%, 2/1/2011                              1,008,132      1,012,891
   750,000  Ford Motor Credit Co.,
            7.25%, 10/25/2011                               747,294        753,597
  $250,000  General Electric Capital Corp.,
            6.00%, 6/15/2012                               $248,132       $248,814
   550,000  General Electric Capital Corp.,
            6.75%, 3/15/2032                                530,440        540,250
   450,000  General Motors Acceptance Corp.,
            7.50%, 7/15/2005                                461,200        479,588
   420,000  General Motors Acceptance Corp.,
            7.25%, 3/2/2011                                 418,746        428,815
 1,360,000  General Motors Acceptance Corp.,
            8.00%, 11/1/2031                              1,355,044      1,390,940
 1,035,000  GTE Corp., 6.94%, 4/15/2028                   1,030,835        924,047
   725,000  Household Financial Corp.,
            6.50%, 1/24/2006                                723,817        741,230
   275,000  Household Financial Corp.,
            7.00%, 5/15/2012                                276,493        273,447
   405,000  International Paper Co.,
            8.125%, 7/8/2005                                404,755        445,357
   625,000  Israel Electric, 7.95%, 5/30/2011+              621,957        635,875
   800,000  Kellogg Co., 5.50%, 4/1/2003                    799,843        814,604
   575,000  Kohl's Corp., 7.25%, 6/1/2029                   572,889        616,397
   580,000  Kroger Co., 6.75%, 4/15/2012                    579,322        600,463
   570,000  Lehman Bros. Holdings, Inc.,
            7.00%, 2/1/2008                                 569,815        610,200
   320,000  Liberty Property LP, 8.50%, 8/1/2010            336,464        360,654
   740,000  Lockheed Martin Corp.,
            6.75%, 3/15/2003                                744,987        757,617

 PAR VALUE  CORPORATE DEBT-24.87% (cont)                    COST       MARKET VALUE
  $415,000  Marshall & Ilsley Bank,
            6.375%, 9/1/2011                               $412,919       $423,974
   125,000  Masco Corp., 6.75%, 3/15/2006                   124,806        132,336
   360,000  MeadWestvaco Corp.,
            6.85%, 4/1/2012                                 357,658        377,952
   910,000  Mexican UTD STS,
            8.375%, 1/14/2011                               896,666        944,125
   510,000  Morgan Stanley Dean Witter,
            6.60%, 4/1/2012                                 507,475        519,734
   150,000  Motorola, Inc., 7.625%, 11/15/2010              149,607        140,895
   390,000  Norfolk Southern Corp.,
            7.25%, 2/15/2031                                387,750        404,093
   678,771  Northwest Airlines Corp.,
            7.575%, 3/1/2019                                678,771        703,769
   700,000  PNC Funding Corp.,
            6.125%, 9/1/2003                                704,692        723,863
   450,000  PP&L Capital Funding, Inc.,
            8.375%, 6/15/2007                               452,287        492,016
   410,000  Progress Energy, Inc.,
            6.75%, 3/1/2006                                 409,716        430,762
   740,000  Progressive Corp., 6.375%, 1/15/2012            738,516        760,436
   575,000  Prudential Funding LLC,
            6.60%, 5/15/2008+                               574,421        606,814
   555,000  Regions Financial Corp.,
            7.00%, 3/1/2011                                 552,868        594,293
   675,000  Spear Leeds & Kellogg LP,
            8.25%, 8/15/2005+                               673,594        751,533
  $450,000  Sprint Capital Corp.,
            7.625%, 1/30/2011                              $408,242       $358,034
   375,000  Sprint Capital Corp.,
            8.75%, 3/15/2032+                               347,876        282,025
   700,000  Target Corp., 5.50%, 4/1/2007                   697,342        722,612
   315,000  Telefonica Europe BV,
            7.75%, 9/15/2010                                315,225        326,030
   720,000  Tenet Healthcare Corp.,
            5.00%, 7/1/2007                                 713,474        713,970
   505,000  Virginia Electric & Power,
            5.375%, 2/1/2007                                502,938        511,781
   665,000  Walt Disney Co., 6.375%, 3/1/2012               663,579        677,302
   540,000  Washington Mutual, 6.875%, 5/15/2011            537,049        567,003
   500,000  Weyerhaeuser Co., 6.125%, 3/15/2007+            499,370        514,583
   700,000  Wyeth, 6.25%, 3/15/2006                         699,930        740,284
   435,000  Zurich Capital Trust,
            8.376%, 6/1/2037+                               463,560        409,674
                                                            -------        -------

            Total Corporate Debt                         46,182,992     46,975,663
                                                         ----------     ----------

            U.S. GOVERNMENT AGENCIES-30.57%

            MORTGAGE-BACKED SECURITIES--30.57%
   655,000  Fannie Mae, 0.00%, 7/5/2014                     321,005        321,572
 2,080,000  Fannie Mae, 6.625%, 11/15/2030                2,172,043      2,196,060
15,605,000  Fannie Mae, 6.50%, 7/1/2032X                 15,804,939     15,902,463
 5,955,488  Fannie Mae, Benchmark Bond,
            6.00%, 6/1/2014                               5,902,851      6,126,160

 PAR VALUE  U.S. GOVERNMENT AGENCIES-30.57% (CONT)          COST       MARKET VALUE
  $500,000  Freddie Mac, 5.00%, 9/15/2007                  $514,604       $514,061
 3,160,000  Freddie Mac, 5.75%, 3/15/2009                 3,210,584      3,314,360
 1,075,000  Freddie Mac, 6.625%, 9/15/2009                1,131,426      1,179,124
 1,700,000  Freddie Mac, 5.50%, 9/15/2011                 1,699,418      1,717,571
 4,730,000  Freddie Mac, 6.00%, 5/25/2012                 4,715,200      4,773,620
   270,000  Freddie Mac, 6.75%, 3/15/2031                   317,796        290,148
 2,805,000  Freddie Mac, Gold,
            6.00%, 7/1/2017X                              2,836,556      2,859,347
 2,665,000  Freddie Mac, Gold,
            6.50%, 7/1/2017X                              2,741,619      2,759,941
   939,094  Freddie Mac, Gold,
            6.50%, 11/1/2025                                890,032        966,206
 6,100,000  Freddie Mac, Gold,
            6.00%, 7/1/2032X                              6,039,000      6,082,847
 8,570,000  Freddie Mac, Gold,
            6.50%, 7/1/2032X                              8,684,263      8,738,726
                                                          ---------      ---------

            Total U.S. Government Agencies               56,981,336     57,742,206
                                                         ----------     ----------

            U.S. GOVERNMENT OBLIGATIONS-15.81%

   160,000  U.S. Treasury Bond,
            9.00%, 11/15/2018                               208,241        219,700
 1,015,000  U.S. Treasury Bond,
            8.125%, 8/15/2019                             1,311,450      1,300,110
   210,000  U.S. Treasury Bond,
            8.125%, 8/15/2021                               264,342        270,994
   455,000  U.S. Treasury Bond,
            5.25%, 11/15/2028                               419,764        427,797
  $905,000  U.S. Treasury Bond,
            5.375%, 2/15/2031                              $903,236       $886,193
   830,000  U.S. Treasury Note,
            5.50%, 5/31/2003                                853,412        856,963
   470,000  U.S. Treasury Note,
            5.875%, 2/15/2004                               491,712        494,568
 2,880,000  U.S. Treasury Note,
            5.875%, 11/15/2004                            3,029,122      3,060,899
   240,000  U.S. Treasury Note,
            6.75%, 5/15/2005                                258,838        261,938
 1,960,000  U.S. Treasury Note,
            5.75%, 11/15/2005                             2,074,139      2,091,689
   250,000  U.S. Treasury Note,
            5.625%, 2/15/2006                               265,986        266,485
 4,565,000  U.S. Treasury Note,
            6.50%, 10/15/2006                             4,969,226      5,025,453
   345,000  U.S. Treasury Note,
            6.25%, 2/15/2007                                370,006        377,511
 6,090,000  U.S. Treasury Note,
            6.00%, 8/15/2009                              6,490,174      6,615,500
 1,330,000  U.S. Treasury Note,
            6.50%, 2/15/2010                              1,451,784      1,486,780
   715,000  U.S. Treasury Note,
            5.00%, 2/15/2011                                711,706        727,102
 1,960,000  U.S. Treasury Note,
            4.875%, 2/15/2012                             1,927,746      1,967,350
 4,630,000  U.S. Treasury Strip,
            0.00%, 5/15/2021                              1,476,272      1,506,139
 6,350,000  U.S. Treasury Strip,
            0.00%, 11/15/2021                             1,952,705      2,008,873
                                                          ---------      ---------

            Total U.S. Government Obligations            29,429,861     29,852,044
                                                         ----------     ----------

 PAR VALUE  ASSET-BACKED FLOATERS**-16.46%                  COST       MARKET VALUE
  $205,000  American Express Master Trust,
            2002-1 A, 1.91%, 12/15/2005*                   $205,000       $205,156
   515,000  American Express Master Trust,
            2002-2 A, 1.89%, 5/15/2006*                     515,000        515,000
   711,063  Americredit Automobile Receivables Trust,
            2000-B A3, 1.98375%, 9/5/2004*                  711,434        710,949
   915,000  Amortizing Residential Collateral Trust,
            2002-BC4 A, 2.12875%, 6/25/2004*                915,433        915,000
   220,000  Bishop's Gate Residential Mortgage Trust,
            2001-1A A2, 2.08875%, 3/20/2004+*               220,000        218,997
 1,135,000  Capital Auto Receivables Asset Trust,
            2001-1 A5, 1.92%, 7/15/2006*                  1,135,000      1,135,527
 2,240,000  Carco Auto Loan Master Trust,
            2000-B A1, 1.92%, 10/17/2005*                 2,240,000      2,240,582
 1,910,000  Chase Credit Card Master Trust,
            2002-2 A, 1.89%, 7/16/2007*                   1,910,000      1,910,512
   290,000  Chesapeake Funding LLC, 2002-1 A1,
            2.04%, 6/7/2007*                                290,000        290,679
   920,000  Circuit City Credit Card Master Trust,
            2000-1 A, 2.07%, 2/15/2006*                     920,503        920,060
   300,000  CNH Equipment Trust, 2001-A A3,
            2.01%, 11/15/2005*                              300,000        299,506
 1,771,576  Comm, 2000-FL3A A,
            2.06%, 11/15/2012+*                           1,771,576      1,770,836
 1,320,000  Comm, 2001-FL4A A2,
            2.08%, 4/15/2013+*                            1,320,000      1,318,083
  $560,299  Conseco Finance Securitizations Corp.,
            2001-1 A1A, 1.97375%, 7/1/2032*                $560,299       $560,213
   200,000  Distribution Financial Services
            Floorplan Master Trust, 2000-3 A,
            1.98%, 7/15/2004*                               200,000        200,260
   701,996  Fannie Mae Grantor Trust,
            2002-T5 A1, 1.96%, 5/25/2032*                   701,996        701,970
 1,710,000  Fannie Mae Grantor Trust,
            2002-T7 A1, 1.95375%, 7/25/2032*              1,710,000      1,699,843
   374,737  First Franklin Mortgage Loan Trust,
            2002-FF1 1A1, 2.54%, 4/25/2032*                 374,737        374,705
 1,750,000  First USA Credit Card Master Trust,
            1999-1 A, 1.99%, 10/19/2006*                  1,752,678      1,753,161
   650,000  Ford Credit Auto Owner Trust,
            2001-A A5, 1.96%, 4/15/2005*                    650,000        650,393
 1,012,728  Freddie Mac, T-23 A,
            1.98%, 5/25/2030*                             1,013,517      1,014,303
   485,000  Holmes Financing plc, 3 2A,
            2.14%, 1/15/2007*                               485,509        484,563
 1,799,979  Madison Residential Securities
            Funding, 2000-1A+A,
            1.99%, 9/17/2003+*                            1,799,900      1,796,667
   804,150  Merit Securities Corp., 11PA 2A3,
            2.28875%, 9/28/2025+*                           805,240        804,150
   305,000  Metris Master Trust, 2002-3A A,
            2.14375%, 5/20/2009*                            305,000        307,176

  PAR VALUE  ASSET-BACKED FLOATERS**-16.46% (cont)           COST       MARKET VALUE
   $635,000  NPF XII, Inc., 2002-1A A,
             2.525%, 5/2/2005+*                             $634,636       $639,166
    305,000  Rental Car Financial Corp.,
             2002-1A A, 2.10%, 8/25/2006+*                   305,000        306,000
    174,778  Residential Asset Mortgage Products,
             Inc., 2001-RS2 AI1,
             1.97%, 4/25/2016*                               174,756        174,664
    728,134  Residential Asset Mortgage Products,
             Inc., 2002-RS2 AI1,
             2.00%, 4/25/2021*                               728,134        727,863
    641,731  Residential Asset Securities Corp.,
             2001-KS2 AI1, 1.95%, 4/25/2018*                 641,233        641,548
    837,691  Residential Funding Mortgage
             Securities II, 2001-HS3 AI1,
             2.02%, 9/25/2012*                               837,691        837,692
  3,580,000  Toyota Auto Receivables Owner
             Trust, 2001-A A4,
             1.95%, 9/17/2007*                             3,580,000      3,580,000
  1,380,000  World Omni Master Owner Trust,
             2001-1 A, 1.97%, 2/15/2006*                   1,380,000      1,380,677
                                                           ---------      ---------

             Total Asset-Backed Floaters                  31,094,272     31,085,901
                                                          ----------     ----------


 PRINCIPAL   REPURCHASE                                    COST        MARKET VALUE
   AMOUNT    AGREEMENT-20.82%
$39,323,864  State Street Bank & Trust Company
             Repurchase Agreement, 0.65%,
             dated 6/28/2002, repurchase price
             $39,325,994 maturing 7/1/2002
             (collateralized by U.S. Treasury
             Note, 6.75%, 5/15/2005)*                   $39,323,864    $39,323,864
                                                        -----------    -----------


             Total Repurchase Agreement                  39,323,864     39,323,864
                                                         ----------     ----------

             Total Investments-118.37%                 $221,049,369    223,567,362
                                                       ============

             Liabilities less Other Assets-(18.37)%                    (34,694,456)
                                                                        ----------

             NET ASSETS-100.00%                        $188,872,906

+ Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
X  When-issued security.
* Security pledged as collateral for when-issued purchase commitment outstanding as of June 30, 2002.
** Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2002.

BOARD OF TRUSTEES


BERT N. MITCHELL, C.P.A. Bert is chairman and CEO of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. He serves on the board of BJ's Wholesale Club, Inc.

MARIO L. BAEZA, ESQ. Chairman and CEO of TCW/Latin America Partners, L.L.C., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

JAMES W. COMPTON Jim serves as the president and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College and serves on the board of directors of The Field Museum and Depaul University.

WILLIAM C. DIETRICH, C.P.A. Bill serves as director of finance and a member of the faculty of the Shalem Institute For Spiritual Formation, an internationally known ecumenical institute for contemplative spirituality. He holds a B.S. from Georgetown University.

ROYCE N. FLIPPIN, JR. Royce is president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. Formerly, he was director of both athletics and program advancement for the Massachusetts Institute of Technology. He earned his A.B. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and nonprofit institutions.

JOHN G. GUFFEY, JR. John is director and treasurer of Silby Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national nonprofit organizations.

MELLODY HOBSON As president of Ariel Capital Management, Inc., Mellody has responsibilities related to firmwide management and strategic planning. Additionally, she oversees the servicing of Ariel Capital Management, Inc.'s institutional clients as well as the marketing of the Ariel Mutual Funds. She received an A.B. from Princeton University's Woodrow Wilson School. She serves as a board member of Tellabs as well as a director of the Chicago Public Library and The Field Museum. Mellody works with a variety of civic institutions, including those affiliated with Princeton. Additionally, she is a regular financial correspondent for ABC's GOOD MORNING AMERICA.

CHRISTOPHER G. KENNEDY Chris is president and director of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart in Chicago; Market Square in High Point, North Carolina; The Washington Design Center; and the Architects & Designers Building in New York City. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on a variety of civic and corporate boards.

ERIC T. MCKISSACK, C.F.A. In the capacity of vice chairman andco-chief investment officer of Ariel Capital Management, Inc., Eric manages Ariel's mid-cap institutional portfolios as well as Ariel Appreciation Fund. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and earned his M.B.A. from the University of California at Berkeley. He has earned the Chartered Financial Analyst designation. Eric serves on a variety of civic boards.

JOHN W. ROGERS, JR. John is founder, chairman and CEO of Ariel Capital Management, Inc. Additionally, as the firm's co-chief investment officer, he manages Ariel's small cap institutional portfolios as well as Ariel Fund, the firm's flagship mutual fund product. John serves on the board of directors of Aon Corporation; Bank One Corporation; Burrell Communications Group, Inc.; Exelon Corporation; and GATX Corporation. His civic affiliations include his role as chairman of the Chicago Urban League, trustee of the Chicago Symphony Orchestra and trustee of the John S. and James L. Knight Foundation.

[LOGO] ARIEL MUTUAL FUNDS


Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121
800.292.7435
312.726.0140
www.arielmutualfunds.com









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